Exhibit 99.1

CENTRO NP LLC (THE “COMPANY”)
(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES
(THE “PREDECESSOR”))

Introduction to Pro Forma Financial Information

Introduction

The following pro forma financial information for Centro NP LLC (as successor to New Plan Excel Realty Trust, Inc. and its subsidiaries) (collectively the “Company”) has been prepared to give effect to the distribution of 51% of certain entities owning approximately $398.0 million of assets (the “Transferred Assets”) to Super LLC and the contribution of the remaining 49% of such entities to Centro NP Residual Holding LLC (“NP Residual Holding”), a newly formed limited liability company of which the Company owns 49% and Super LLC owns 51%.  A description of prior transactions is provided as a basis for understanding the pro forma financial information provided by the Company.

Merger Transaction

On February 27, 2007, New Plan Excel Realty Trust, Inc. (“New Plan”), and Excel Realty Partners, L.P., a Delaware limited partnership in which New Plan, through a wholly owned subsidiary, is the general partner, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Company (formerly Super IntermediateCo LLC), Super MergerSub Inc. (“MergerSub”), and Super DownREIT MergerSub LLC (“Super REIT MergerSub” and together with the Company and MergerSub, the “Buyer Parties”).  The Merger Agreement provided for, among other things, the merger of MergerSub with and into New Plan (the “Merger”), with New Plan surviving the Merger.  In connection with the Merger, New Plan became a wholly owned subsidiary of Centro NP.

Immediately following the Merger, on April 20, 2007, New Plan, as the surviving corporation of the Merger, was liquidated (the “Liquidation”), and in connection with the Liquidation, (a) all of New Plan’s assets were transferred to, and all of its liabilities were assumed by, the Company, (b) all outstanding shares of preferred stock of New Plan were automatically converted into, and cancelled in exchange for the right to receive, cash liquidating distributions in accordance with their terms, and (c) all shares of common stock of New Plan were cancelled.

CENTRO NP LLC (THE “COMPANY”)
(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES
 (THE “PREDECESSOR”))

Pro Forma Consolidated Balance Sheet
June 30, 2007
(unaudited, in thousands)

		Transferred
	Historical (a)	Assets (b)		Pro Forma
ASSETS
Real estate:
Land	$1,634,513	$(143,005)	(b1)	$1,491,508
Building and improvements	2,888,095	(232,398)	(b1)	2,655,697
Accumulated depreciation and amortization	(21,168)	1,766		(19,402)
Net real estate	4,501,440	(373,637)		4,127,803
Real estate held for sale	1,260	(425)	(b1)	835
Cash and cash equivalents	10,524	—		10,524
Restricted cash	20,539	—		20,539
Marketable securities	6,184	—		6,184
Receivables:
Trade, net of allowance for doubtful accounts	31,738	(2,162)	(b1)	29,576
Deferred rent, net	2,625	(215)	(b1)	2,410
Other, net	36,597	—		36,597
Mortgages and notes receivable	603	—		603
Prepaid expenses and deferred charges	16,096	(156)	(b1)	15,940
Investment in/advances to unconsolidated ventures	186,332	194,968	(b2)	381,300
Intangible assets, net of accumulated amortization	828,544	(50,338)	(b1)	778,206
Goodwill	811,514	—		811,514
Other assets	22,023	(39)		21,984
Total assets	$6,476,019	$(232,004)		$6,244,015

LIABILITES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages payable, including unamortized premium	$437,463	$—		$437,463
Notes payable, net of unamortized premium	873,167	—		873,167
Credit facilities	275,509	—		275,509
Capital leases	31,229	—		31,229
Due to Centro Property Trust	303,400	—		303,400
Other liabilities	436,352	(28,391)	(b1)	407,961
Tenant security deposits	10,599	(688)	(b1)	9,911
Total liabilities	2,367,719	(29,079)		2,338,640

Minority interest in consolidated partnership and joint ventures	90,571	—		90,571

Commitments and contingencies	—	—		—

Members’ Capital:
Members’ capital	4,013,810	(202,925)	(b1)	3,810,885
Accumulated other comprehensive loss	(47)	—		(47)
Accumulated distribution in excess of net income	3,966	—		3,966
Total members’ capital	4,017,729	(202,925)		3,814,804
Total liabilities and members’ capital	$6,476,019	$(232,004)		$6,244,015

CENTRO NP LLC (THE “COMPANY”)
(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES
(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Balance Sheet
June 30, 2007

Presentation

The preceding pro forma consolidated balance sheet as of June 30, 2007 presents the historical amounts for Centro NP LLC (as successor to New Plan Excel Realty Trust, Inc. and its subsidiaries) (collectively the “Company”), adjusted for the effects of the distribution of 51% of certain entities owning approximately $398.0 million of assets (the “Transferred Assets”) to Super LLC and the contribution of the remaining 49% of such entities to Centro NP Residual Holding LLC (“NP Residual Holding”), a newly formed limited liability company, of which the Company owns 49% and Super LLC owns 51%, as if such transactions had occurred on June 30, 2007.

The pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company presented in the Company’s Form 10-Q for the quarter ended June 30, 2007.

The pro forma consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the transactions described above actually occurred on June 30, 2007, nor does it purport to represent the future financial position of the Company.

Notes and Management Assumptions

(a)                      Reflects the consolidated historical balance sheet of the Company as of June 30, 2007, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended June 30, 2007.

(b)                     Represents adjustments to reflect contribution of the Transferred Assets as follows:

(b1)               Represents the book value of the Transferred Assets and the related liabilities.

(b2)               Represents the book value of the Company’s 49% interest in NP Residual Holding.

(b3)               Represents the distribution of the value of Super LLC’s 51% interest in NP Residual Holding.

CENTRO NP LLC (THE “COMPANY”)|
(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES
(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations
For the Period from April 5, 2007 through June 30, 2007
(Unaudited, in thousands)

			Pro Forma Adjustments
		Transferred
	Company	Assets	Centro		Transferred		Pro
	Historical (a)	Historical (b)	Acquisition (c)		Assets (d)		Forma
Revenues:
Rental income	$96,360	$(7,196)	$—		$(885)	(d1)	$88,279
Percentage rents	770	(37)	—		—		733
Expense reimbursements	24,250	(1,978)	—		—		22,272
Fee income	6,835	—	—		—		6,835
Total revenues	128,215	(9,211)	—		(885)		118,119

Operating Expenses:
Operating costs	22,195	(1,624)	—		—		20,571
Real estate taxes	15,380	(1,238)	—		—		14,142
Depreciation and amortization	53,797	(2)	—		(3,891)	(d2)	49,904
Provision for doubtful accounts	510	14	—		—		524
General and administrative	6,176	(1)	—		—		6,175
Total operating expenses	98,058	(2,851)	—		(3,891)		91,316

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	30,157	(6,360)	—		3,006		26,803

Other income and expenses:
Interest, dividend and other income	602	—	—		—		602
Equity in income of unconsolidated ventures	1,636	—	—		1,643	(d3)	3,279
Interest expense	(25,704)	—	—		—		(25,704)
Minority interest in income of consolidated partnership and joint ventures	(2,741)	—	1,701	(c1)	—		(1,040)
Income (loss) from continuing operations	$3,950	$(6,360)	$1,701		$4,649		$3,940

CENTRO NP LLC (THE “COMPANY”)
(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES
(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations
For the Period from January 1, 2007 through April 4, 2007
 (Unaudited, in thousands, except per share information)

			Pro Forma Adjustments
		Transferred
	Predecessor	Assets	Centro		Transferred		Pro
	Historical (a)	Historical (b)	Acquisition (c)		Assets (d)		Forma
Revenues:
Rental income	$92,663	$(7,821)	$10,520	(c2)	$(1,781)	(d1)	$93,581
Percentage rents	2,169	(137)	—		—		2,032
Expense reimbursements	27,775	(1,939)	—		—		25,836
Fee income	8,832	—	—		—		8,832
Total revenues	131,439	(9,897)	10,520		(1,781)		130,281

Operating Expenses:
Operating costs	22,042	(1,424)	—		—		20,618
Real estate taxes	17,234	(1,328)	—		—		15,906
Depreciation and amortization	25,895	(1,936)	30,280	(c3)	(5,827)	(d2)	48,412
Provision for doubtful accounts	3,277	(262)	—		—		3,015
General and administrative	51,932	—	(42,629)	(c4)	—		9,303
Total operating expenses	120,380	(4,950)	(12,349)		(5,827)		97,254

Income before real estate sales, impairment of real estate, minority interest and other income and expenses	11,059	(4,947)	22,869		4,046		33,027

Other income and expenses:
Interest, dividend and other income	1,524	(2)	—		—		1,522
Equity in income of unconsolidated ventures	974	—	—		465	(d3)	1,439
Interest expense	(26,845)	(45)	1,300	(c5)	—		(25,590)
Minority interest in income of consolidated partnership and joint ventures	(297)	—	—		—		(297)
(Loss) income from continuing operations	$(13,585)	$(4,994)	$24,169		$4,511		$10,101

(Loss) income from continuing operations per common share
Basic	$(0.22)						—
Diluted	$(0.20)						—

Weighted average shares outstanding — basic	103,355						—
Weighted average shares outstanding — diluted	109,558						—

CENTRO NP LLC (THE “COMPANY”)
(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES
(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2006
 (Unaudited, in thousands, except per share amounts)

			Pro Forma Adjustments
		Transferred
	Predecessor	Assets	Centro		Transferred		Pro
	Historical (a)	Historical (b)	Acquisition (c)		Assets (d)		Forma
Revenues:
Rental income	$334,349	$(29,587)	$43,474	(c2)	$(3,434)	(d1)	$344,802
Percentage rents	4,903	(261)	—		—		4,642
Expense reimbursements	101,063	(8,359)	—		—		92,704
Fee income	16,660	—	—-		—-		16,660
Total revenues	456,975	(38,207)	43,474		(3,434)		458,808

Operating Expenses:
Operating costs	72,672	(5,428)	—		—		67,244
Real estate taxes	59,564	(5,008)	—		—		54,556
Depreciation and amortization	88,905	(7,535)	125,735	(c3)	(8,030)	(d2)	199,075
Provision for doubtful accounts	7,922	(857)	—		—		7,065
General and administrative	28,674	(3)	(2,666)	(c4)	—		26,005
Total operating expenses	257,737	(18,831)	123,069		(8,030)		353,945

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	199,238	(19,376)	(79,595)		4,596		104,863

Other income and expenses:
Interest, dividend and other income	4,016	(2)	—		—		4,014
Equity in income of unconsolidated ventures	5,143	—	—		7,243	(d3)	12,386
Interest expense	(94,202)	—	(5,828)	(c5)	—		(100,030)
Minority interest in income of consolidated partnership and joint ventures	(745)	—	—		—		(745)
Income (loss) from continuing operations	$113,450	$(19,378)	$(85,423)		$11,839		$20,488

Income from continuing operations per common share
Basic	$1.09						—
Diluted	$1.05						—

Average shares outstanding — basic	104,102						—
Average shares outstanding — diluted	108,814						—

CENTRO NP LLC (THE “COMPANY”)
(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES
(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Statements of Operations
For the Period from April 5, 2007 through June 30, 2007, the Period from April 1, 2007 through
April 4, 2007 and the Year Ended December 31, 2006

Presentation

The preceding pro forma consolidated statements of operations for the period from April 5, 2007 through June 30, 2007, present the historical amounts for the Company adjusted for the effects of (i) the Merger and Liquidation and (ii) the contribution by the Company of the Transferred Assets, as if such transactions had occurred on April 5, 2007.  The preceding pro forma consolidated statements of operations for the period from January 1, 2007 through April 4, 2007 and for the year ended December 31, 2006 present the historical amounts for the Predecessor, adjusted for the effects of (i) the Merger and Liquidation and (ii) the contribution by the Company of the Transferred Assets, as if such transactions had occurred on January 1, 2007 and 2006, respectively.

Notes and Management Assumptions

(a)                                Reflects the consolidated results of operations of the Company or the Predecessor, as applicable, for period from April 5, 2007 through June 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended June 30, 2007 and the Predecessor’s Form 10-K for the year ended December 31, 2006, respectively.

(b)                               Reflects the revenues and expenses of the Transferred Assets, as included in the historical financial statements for the period from April 5, 2007 through June 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively.

(c)                                Represents adjustments to reflect the Merger and Liquidation as follows:

(c1)                          Centro NP owned a controlling interest in New Plan, but did not own 100% of the outstanding shares of New Plan for the period April 5, 2007 through April 19, 2007.  Accordingly, the shares not owned by Centro NP were minority interests of the Company.  The Company’s historical results of operations included an adjustment to reflect the results of operations attributable to the minority interests.  Had the Merger and Liquidation happened on April 5, 2007, this adjustment would not have been necessary.

(c2)                            Reflects the amortization of above and below market leases fair valued in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”).

(c3)                            Reflects the depreciation and amortization of assets recorded in accordance with SFAS No.141.

(c4)                            As discussed above, all outstanding stock-based compensation became fully vested and exercisable as a result of the Merger and Liquidation.  Reflects the elimination of expenses associated with outstanding stock-based compensation.

(c5)                            Reflects the adjustment of interest expense for the following (1)  the redemption of $200 million of convertible bonds that had a coupon of 3.70%;  (2) the redemption of $115 million of convertible bonds that had a coupon rate of 3.75%;  (3)  the mark to market of  the remaining notes in accordance with SFAS No. 141 at an average rate of 6.13%;  (4)  the mark to market of mortgages in accordance with SFAS No. 141 at an average rate of  6.19%; (5) the mark to market adjustment on capital leases at a rate of 6%; (6)  interest that would have been incurred on the $303.4 million loan from Centro Property Trust at LIBOR plus 175 basis points; and (7)  the elimination of any interest incurred on swaps.

(d)           Represents adjustments to reflect the Transferred Assets as follows:

(d1)                           Reflects the elimination of amounts recorded in connection with amortization of above and below market leases fair valued in accordance with SFAS No. 141.

(d2)                           Reflects the elimination of amortization of intangible assets recorded in accordance with SFAS No. 141.

(d3)                           Reflects the 49% ownership interest in the results of operations of NP Residual Holding.